NASDAQ: MLHR Inspiring Designs to Help People Do Great Things Baird 2019 Industrial Conference Andi Owen, President and CEO Jeff Stutz, Chief Financial Officer

FORWARD LOOKING STATEMENTS This information contains forward-looking These statements do not guarantee future performance locate new retail studios, negotiate favorable lease terms statements within the meaning of Section 27A and involve certain risks, uncertainties, and assumptions for new and existing locations and implement our studio of the Securities Act of 1933, as amended, and that are difficult to predict with regard to timing, extent, portfolio transformation, our ability to attract and retain Section 21E of the Securities Exchange Act, as likelihood, and degree of occurrence. These risks include, key executives and other qualified employees, our ability amended, that are based on management’s without limitation, the success of our growth strategy, our to continue to make product innovations, the success of beliefs, assumptions, current expectations, success in initiatives aimed at achieving long-term profit newly introduced products, our ability to serve all of our estimates, and projections about the office optimization goals, employment and general economic markets, possible acquisitions, divestitures or alliances, furniture industry, the economy, and the company conditions, the pace of economic recovery in the U.S. and our ability to integrate and benefit from acquisitions itself. Words like “anticipates,” “believes,” in our International markets, the increase in white-collar and investments, the pace and level of government “confident,” “estimates,” “expects,” “forecasts,” employment, the willingness of customers to undertake procurement, the outcome of pending litigation or likely,” “plans,” “projects,” “should,” variations of capital expenditures, the types of products purchased by governmental audits or investigations, political risk in the such words, and similar expressions identify such customers, competitive-pricing pressures, the availability markets we serve, and other risks identified in our filings forward-looking statements. and pricing of raw materials, changes in global tariff with the Securities and Exchange Commission. regulations, our reliance on a limited number of suppliers, our ability to expand globally given the risks associated Therefore, actual results and outcomes may materially with regulatory and legal compliance challenges and differ from what we express or forecast. Furthermore, accompanying currency fluctuations, changes in future tax Herman Miller, Inc. undertakes no obligation to update, legislation or interpretation of current tax legislation, the amend or clarify forward-looking statements. ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and the financial strength of our customers, our ability to This presentation is available on hermanmiller.com, where you will also find reconciliations of any non-GAAP information 2

COMPANY SNAPSHOT Headquarters: FY19 Revenue: $2.57B Omni-Channel Zeeland, MI, USA FY19 Adj. Operating distribution model Founded: 1905 Income: $227M • Over 600 contract dealers in 109 countries Employees: ~8,000 • 37 retail studios • Multiple global e-commerce storefronts FY19 REVENUE MIX North America 66% Retail 15% International 19% Broad product library across Herman Miller Group of Brands 3

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Herman Miller Group 4

STRATEGIC PRIORITIES Our strategy is centered around four strategic priorities BUILD A CUSTOMER- UNLOCK THE POWER OF CENTRIC, DIGITALLY-ENABLED ONE HERMAN MILLER 1 2 BUSINESS MODEL REINFORCE OUR COMMITMENT ACCELERATE TO OUR PEOPLE, OUR PLANET, PROFITABLE GROWTH 3 4 & OUR COMMUNITIES 5

STRATEGIC PRIORITIES UNLOCK THE POWER OF ONE HERMAN MILLER OBJECTIVES: Build an agile, collaborative, Simplify and tailor our go-to- Continue to lead in globally-connected market approach Product Innovation across organization fit for all businesses continuous evolution 6

STRATEGIC PRIORITIES BUILD A CUSTOMER-CENTRIC, DIGITALLY-ENABLED BUSINESS MODEL OBJECTIVES: Leverage deep understanding Drive step-change in our data, Strengthen our core of customer journeys to deliver analytics, marketing, and technology backbone inspired products and frictionless brand capabilities customer experiences 7

STRATEGIC PRIORITIES ACCELERATE PROFITABLE GROWTH OBJECTIVES: Strengthen & evolve the Drive outsized growth Expand our North America Contract in International Retail business business 8

STRATEGIC PRIORITIES REINFORCE OUR COMMITMENT TO OUR PEOPLE, OUR PLANET, & OUR COMMUNITIES OBJECTIVES: Build, develop, and retain and Shape an inclusive and Elevate our Total Societal world-class talent diverse work force Impact (Better World) Commitment 9

Financial Outlook 10

FINANCIAL OUTLOOK Strong track record of financial performance • Organic revenue growth of 6.1% at a premium to North America industry growth of 3.7% over past 5 years • Robust EPS growth over the same time frame • Healthy free cash flow generation Revenue Adjusted EPS Adj. Free Cash Flow(1) ($ billions) ($ millions) ($ millions) $2.97 $3.0 $3.0 $2.6 $2.4 $150 $2.5 $2.3 $2.3 $2.5 $2.30 $131 $2.1 $2.17 $2.16 $125 $2.0 $1.9 $2.0 $1.82 $115 $1.68 $104 $98 $96 $1.5 $1.5 $100 $1.0 $1.0 $.5 $.5 $50 FY14 FY15 FY16 FY17 FY18 FY19 FY14 FY15 FY16 FY17 FY18 FY19 FY14 FY15 FY16 FY17 FY18 FY19 (1) Cash flow from operations less CAPEX plus domestic pension contributions 11

FINANCIAL OUTLOOK Disciplined capital allocation approach focused on value creation STRONG & FLEXIBLE CAPITAL RETURNS SUPPORT GROWTH TARGETED M&A BALANCE SHEET TO SHAREHOLDERS ($ millions) Investments in Design Within Q1 FY20 ($ millions) R&D CAPEX Reach, naughtone, HAY, and Cash $160M DIVIDENDS SHARE REPURCHASE $150 Maars Living Walls totaling L/T Debt $275M $100 $62 $59 $59 $46 $367M in past 5 years. Leverage Ratio 0.9x $42 $57 $57 Revolver Availability $265M $39 $100 $50 $85 $87 $86 $35 $71 $47 $48 $64 $33 $24 $4 $0 $0 $14 FY15 FY16 FY17 FY18 FY19 FY15 FY16 FY17 FY18 FY19 Average annual return on invested capital of 22% over past 5 years 12

FINANCIAL OUTLOOK Focused acquisition and partnership strategy F Y10 FY12 FY13 FY15 FY16/FY20 FY19 FY19/FY20 Strategic Rationale Audience Channel Geography Product 13

FINANCIAL OUTLOOK Opportunity for continued revenue growth over the next three to five years Revenue Core Contract Industry 2-3% New Products and Initiatives 1-2% Retail Growth 1-2% Estimated Annual Organic Revenue Growth 4-7% Targeted Acquisitions 2-3% Estimated Annual Revenue Growth Including Acquisitions 6-10% 14

FINANCIAL OUTLOOK Operating income growth of 2x to 2.5x the rate of organic revenue growth Structurally higher operating margins driven by: • Growth in high margin product categories • Digital transformation • Retail growth and optimization • Scale advantages • Profit improvement initiatives 15

FINANCIAL OUTLOOK Our Compelling Story 1 2 3 4 Distinct Capabilities Clear strategic priorities Strong track record of financial performance and compelling outlook 16

Appendix 17

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES This presentation contains Organic Sales Growth, These non-GAAP financial measures are not measures Adjusted Operating Earnings, and Adjusted Earnings of financial performance under GAAP and should not Per Share, all of which constitute non-GAAP financial be considered alternatives to GAAP. Non-GAAP financial measures. Each of these financial measures is measures have limitations as analytical tools and calculated by excluding items the Company believes should not be considered in isolation or as a substitute are not indicative of its ongoing operating performance. for analysis of the Company’s results as reported under The Company presents these non-GAAP financial GAAP. In addition, you should be aware that in the measures because it considers them to be important future the Company may incur expenses similar to supplemental indicators of financial performance the adjustments presented. and believes them to be useful in analyzing ongoing results from operations. 18

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Organic Sales Growth (Decline) by Segment ($ Millions); (unaudited) North America International Retail Total 2014 2019 2014 2019 2014 2019 2014 2019 Net Sales, as reported $ 1,442.1 $ 1,686.5 $ 392.2 $ 492.2 $ 67.7 $ 388.5 $ 1,882.0 $ 2,567.2 Proforma Adjustments Dealer Divestitures (40.9) - (19.3) - - - (60.2) - Cumulative foreign exchange - 21.1 - 53.9 - 1.3 - 76.3 Acquisition - base year - - - (194.3) - (194.3) Net Sales, organic $ 1,381.2 $ 1,707.6 $ 372.9 $ 546.1 $ 67.7 $ 195.5 $ 1,821.8 $ 2,449.2 Compound Annual Growth Rate, as reported 3.5% 4.6% 41.8% 6.4% Compound Annual Growth Rate, organic 4.3% 7.9% 23.6% 6.1% 19

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Adjusted Operating Margin by Segment ($ Millions); (unaudited) FY19 Consolidated North America International Retail Corporate Operating Earnings $ 203.5 $ 189.7 $ 57.8 $ 5.3 $ (49.3) Add: Restructuring/Impairment Expenses 10.2 7.7 2.5 Add: Special Charges 13.1 0.6 0.2 0.8 11.5 Adjusted Operating Earnings $ 226.8 $ 198.0 $ 60.5 $ 6.1 $ (37.8) Net Sales $ 2,567.2 $ 1,686.5 $ 492.2 $ 388.5 - Adjusted Operating Margin $ 8.8% 11.7% 12.3% 1.6% - 20

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Adjusted Earnings per Share ($ Millions); (unaudited) FY14 FY15 FY16 FY17 FY18 FY19 Earnings per Share – Diluted $ (0.37) $ 1.62 $ 2.26 $ 2.05 $ 2.12 $ 2.70 Add: Acquisition-related Adjustments $ 0.01 $ 0.10 Add: Legacy Pension Expenses $ 1.76 Add: Other Special Charges $ 0.16 $ 0.18 Add: Restructuring/Impairment Expenses $ 0.32 $ 0.17 $ 0.13 $ 0.07 $ 0.13 Add: HAY Inventory Step-up $ 0.01 Less: Tax Impact $ (0.07) $ (0.05) $ (0.02) Less: POSH Contingent Consideration $ (0.04) Less: Non-recurring Gain $ (0.09) $ (0.02) Less: Investment Fair Value Adjustment $ (0.03) Adjusted Earnings per Share – Diluted $ 1.68 $ 1.82 $ 2.17 $ 2.16 $ 2.30 $ 2.97 21

APPENDIX – RECONCILIATION OF NON-GAAP MEASURES Adjusted EBITDA and Adjusted EBITDA Ratios (Bank); ($ millions); (unaudited) Adjusted EBITDA (Bank) Ratios Trailing 4-Quarter Period Ended Q1 FY20 Q4 FY19 Q3 FY19 Q2 FY19 Earnings Before Income Taxes (EBT) $ 215.9 $ 195.1 $ 177.5 $ 168.0 Add: Depreciation 66.6 65.9 66.6 66.5 Amortization 5.9 6.2 6.2 6.2 Interest 12.1 12.1 12.0 12.2 Other Adjustments(1) $ 16.3 19.5 16.4 13.7 Adjusted EBITDA - Bank $ 316.8 $ 294.6 $ 278.8 $ 266.6 Total Debt, End of Trailing Period (includes outstanding LC’s) $ 298.2 $ 288.1 $ 292.0 $ 293.4 Rolling 4-Quarter Debt-to-Adj. EBITDA 0.9 1.0 1.0 1.1 26.1 Rolling 4-Quarter Adj. EBITDA-to-Interest 24.3 23.2 21.9 (1) “Other Adjustments” include, as applicable in the period, charges associated with business restructuring actions, non-cash stock-based compensation, as described in lending agreements. 22